SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): December 29, 2000


                           CANADIAN GENERAL CAPITAL
               (Exact name of Registrant as Specified in Charter)

      Delaware                  1-14218              13-7083556
      ---------------           --------------       ----------------
      (State or other           (Commission          (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      organization)


c/o The Bank of New York,  As Administrative Trustee
101 Barclay Street
New York, New York                                     10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               Zip


Registrant's   telephone   number,   including  area  code:   (212)815-3200


                                       N/A
         (Former Name or Former Address if Changed Since Last Report)

Item 1.    Changes in Control of Registrant
           --------------------------------
           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------
           Not Applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------
           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------
           Not applicable.

Item 5.    Other Events.
           -------------

           1. Receipt of $2,281,455.31 of interest on Canadian General Issuance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on December 29, 2000.

           2. Payment of $2,281,455,31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on December 29, 2000.

Item 6.    Resignation of Registrant's Directors.
           --------------------------------------
           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------
      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Exhibits.

           1. Administrative Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on December 29, 2000 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on December 29, 2000.

Item 8.    Change in Fiscal Year.
           ----------------------
           Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CANADIAN GENERAL CAPITAL
                          (Registrant)

                             By: THE BANK OF NEW YORK
                                 as Administrative Trustee



                                 By: /s/Luis Perez
                                    ---------------------------------------
                                        Luis Perez
                                        Assistant Vice President

Dated: January 23, 2001

                                 EXHIBIT INDEX

Exhibit                                                                    Page

 99       Administrative   Trustee's  Report  in  respect  of  (i)           5
          receipt of $2,281,455.31 of interest on Canadian General
          Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on December 29, 2000 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust
          Originated  Preferred  Securities and Common Stock on
          December 29, 2000.

                                                                   EXHIBIT 99

                            CANADIAN GENERAL CAPITAL

               CASH TRANSACTIONS - ADMINISTRATIVE TRUSTEE'S REPORT

12/29/00   Receipt of Interest on Canadian General Insurance       $2,281,455.31
           Group Limited 9.125% Subordinated Debentures due
           March 31, 2026

12/29/00   Funds disbursed to Holders of Canadian General Trust    $2,281,455.31
           Originated Preferred Securities and Common Stock



Dated: January 23, 2000




                             By: THE BANK OF NEW YORK
                                 as Administrative Trustee

                                 By:/s/Luis Perez
                                    --------------------------------
                                       Luis Perez
                                       Assistant Vice President